Subsequent events	12 Months Ended
Dec. 31, 2021
Events After Reporting Period [Abstract]
Subsequent events	Subsequent events
Surgical - Acquisition of Ivantis, Inc.
On January 7, 2022, Alcon acquired 100% of the outstanding shares and equity of Ivantis, Inc., a privately-held, US-based company and manufacturer of the Hydrus Microstent, a minimally-invasive glaucoma surgery (“MIGS”) device designed to lower intraocular pressure for open-angle glaucoma patients. The acquisition expands Alcon’s surgical portfolio and is expected to help provide a platform for more growth in the glaucoma space. Pursuant to the terms and subject to the conditions of the Option Agreement and Plan of Merger, as amended, Alcon agreed to pay total upfront consideration of $478 million and additional amounts to be potentially paid upon achievement of a development milestone and commercial milestones calculated as a percentage of sales in excess of defined targets that expire in calendar year 2024. The acquisition will be accounted for as an asset acquisition rather than a business combination as substantially all of the fair value of the gross assets acquired on the closing of the acquisition is concentrated in the value of Hydrus Microstent commercially marketed product intangible assets, being a group of identifiable assets. Consequently, a relative fair value approach was taken for allocating the consideration to the acquired assets and liabilities with no goodwill recognized. The preliminary purchase price allocation includes approximately $449 million of intangible assets, primarily related to currently marketed products, $39 million of tangible assets and approximately $10 million of assumed liabilities. Cash paid for the acquisition, net of cash acquired, was $475 million.
Board of Directors approval of AGM agenda
On February 15, 2022, the Alcon Board of Directors approved the proposal to submit the 2021 financial statements of Alcon Inc. and these Consolidated Financial Statements for approval at the Annual General Meeting on April 27, 2022. Additionally on February 15, 2022, the Board proposed a dividend of CHF 0.20 per share to be approved at the same Annual General Meeting. If approved by the shareholders, the total dividend payments would amount to a maximum of approximately $108 million using the CHF/USD exchange rate as of February 10, 2022.
The Board of Directors has evaluated subsequent events as they relate to Alcon for potential recognition or disclosures from January 1, 2022 to the date of the approval of these Consolidated Financial Statements and has determined there are no additional subsequent events to be reported in these Consolidated Financial Statements.